Exhibit H

AMENDMENT TO PURCHASE AGREEMENT

THIS AMENDMENT TO PURCHASE AGREEMENT (this “Amendment”) is made as of October 26, 2016, by and among Genco Shipping & Trading Limited, a Marshall Islands corporation (the “Company”), and the Investors set forth on the signature pages affixed hereto (each an “Investor” and collectively the “Investors”).

Reference is hereby made to that certain Purchase Agreement (the “Agreement”), dated as of October 6, 2016, by and among the Company and the Investors, Section 7.12(e) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

(e)           The initial Investor Director shall be John Brantl.

Except as expressly amended hereby, the Agreement shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment or caused their duly authorized officers to execute this Amendment as of the date first above written.

The Company:	GENCO SHIPPING & TRADING LIMITED

By:
Name:
Title:

[Signature Page to Genco Shipping & Trading Limited Amendment to Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment or caused their duly authorized officers to execute this Amendment as of the date first above written.

The Investors:

STRATEGIC VALUE MASTER FUND, LTD.
By: Strategic Value Partners, LLC, its Investment Manager

By:
Name: James Dougherty
Title: Fund Chief Financial Officer

STRATEGIC VALUE SPECIAL SITUATIONS MASTER FUND II, L.P.
By: SVP Special Situations II, LLC, its Investment Manager

By:
Name: James Dougherty
Title: Fund Chief Financial Officer

STRATEGIC VALUE SPECIAL SITUATIONS MASTER FUND III, L.P.
By: SVP Special Situations III, LLC, its Investment Manager

By:
Name: James Dougherty
Title: Fund Chief Financial Officer

STRATEGIC VALUE OPPORTUNITIES FUND, L.P.
By: SVP Special Situations III-A, LLC, its Investment Manager

By:
Name: James Dougherty
Title: Fund Chief Financial Officer

[Signature Page to Genco Shipping & Trading Limited Amendment to Purchase Agreement]